UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

eFunds Corporation

(Exact name of registrant as specified in its charter)

Gainey Center II, Suite 300 8501 North Scottsdale Road Scottsdale, Arizona (Address of principal executive offices)	85253 (Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

Commission File Number 0-30791

Delaware (State or other jurisdiction of incorporation or organization)	39-1506286 (IRS Employer Identification Number)

(Former name or former address, if changed since last report)

Item 5. Other Events.

The New York Stock Exchange (the “NYSE”) has approved the Company’s common stock for listing and, effective January 2, 2004, the Company’s securities will begin trading on the NYSE under the symbol “EFD.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)

Date: December 31, 2003	/s/ Steven F. Coleman Secretary